Exhibit 10.1

OMEGA HEALTHCARE INVESTORS, INC.

AMENDMENT NO. 1 TO

EQUITY DISTRIBUTION AGREEMENT

September 7, 2018

[Manager Name]

[Manager Address]

Ladies and Gentlemen:

Reference is made to the Equity Distribution Agreement, dated September 3, 2015 (the “Agreement”) between [Manager Name] (the “Manager”) and Omega Healthcare Investors, Inc., a Maryland corporation (the “Company”), pursuant to which the Company agreed to sell through the Manager (or any Alternative Manager (as defined in the Agreement)), as sales agent and/or principal, shares of the Company’s common stock, par value $0.10 per share, having an aggregate gross sales price of up to $500,000,000. All capitalized terms used in this Amendment No. 1 to the Agreement (this “Amendment”) and not otherwise defined herein shall have the respective meanings assigned to such terms in the Agreement. The Company and the Manager agree as follows:

Section 1. Amendments to Agreement. The Agreement is amended as follows, effective as of the date hereof.

(a) The first sentence of the second paragraph of Section 1 is hereby deleted and replaced with the following:

“The Company has also entered into separate equity distribution agreements, dated as of September 3, 2015, as amended by Amendment No. 1 to such agreements, dated as of September 7, 2018 (as amended, each an “Alternative Equity Distribution Agreement” and, collectively the “Alternative Equity Distribution Agreements”), with each of the entities listed on Schedule A hereto, as sales agent and/or principal (each an “Alternative Manager” and, collectively the “Alternative Managers”).”

(b) The first sentence of paragraph (a) of Section 2 of the Agreement is hereby deleted and replaced with the following:

“An automatic shelf registration statement on Form S-3 (File No. 333-227148) (the “registration statement”) as defined in Rule 405 under the Securities Act of 1933, as amended, and the rules and regulations thereunder (collectively called the “Act”), in respect of the Shares, including a form of prospectus, has been prepared and filed by the Company not earlier than three years prior to the date of Amendment No. 1 to this Agreement, in conformity with the requirements of the Act, and the rules and regulations of the Securities and Exchange Commission (the “Commission”) thereunder (the “Rules and Regulations”).”

(c) The fourth sentence of paragraph (a) of Section 2 of the Agreement is hereby deleted and replaced with the following:

“Except where the context otherwise requires, “Basic Prospectus,” as used herein, means the prospectus filed as part of each Registration Statement, together with any amendments or supplements thereto as of the date of the Registration Statement.”

(d) The fifth sentence of paragraph (a) of Section 2 of the Agreement is hereby deleted and replaced with the following:

“Except where the context otherwise requires, “Prospectus Supplement,” as used herein, means the final prospectus supplement, relating to the Shares, filed by the Company with the Commission pursuant to Rule 424(b) under the Act on or before the second business day after the date of Amendment No. 1 to this Agreement (or such earlier time as may be required under the Act), in the form furnished by the Company to the Manager in connection with the offering of the Shares.”

(e) The last sentence of paragraph (b) of Section 2 of the Agreement is hereby amended by deleting “September 3, 2015” and replacing it with “September 7, 2018.”

(f) Paragraph (h) of Section 2 of the Agreement is hereby deleted and replaced with the following:

“Other than those subsidiaries of the Company listed on Schedule C hereto (collectively, the “Subsidiaries”), no direct or indirect subsidiary of the Company directly owns real estate assets of at least 5% of the value of the gross real estate assets held by the Company and all of its subsidiaries; except for OHI Healthcare Properties Limited Partnership, a Delaware limited partnership (“OP”) (of which, as of June 30, 2018, the Company owned approximately 96% of the issued and outstanding units of partnership interest, and investors owned approximately 4% of the units), the Company owns, directly or indirectly, all of the issued and outstanding capital stock or equity interests, as applicable, of each of the Subsidiaries; except as set forth in the Registration Statement, the Prospectus or a Permitted Free Writing Prospectus, other than the capital stock or equity interests, as applicable, of the subsidiaries, or as would not be material to the Company and its subsidiaries on a consolidated basis, the Company does not own, directly or indirectly, any shares of stock or any other equity interests or long-term debt securities of any corporation, firm, partnership, joint venture, association or other entity; complete and correct copies of the charters and the bylaws of the Company and all amendments thereto have been delivered to the Manager; each Subsidiary has been duly incorporated or formed and is validly existing as a corporation or limited liability company, as applicable, in good standing under the laws of the jurisdiction of its incorporation, with full corporate power or limited liability company power, as applicable, and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, the Prospectus and the Permitted Free Writing Prospectuses, if any; each Subsidiary is duly qualified to do business as a foreign corporation or limited liability company, as applicable, and is in good standing in each jurisdiction where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified and in good standing would not, individually or in the aggregate, have a Material Adverse Effect; each Subsidiary is in compliance in all respects with the laws, orders, rules, regulations and directives issued or administered by such jurisdictions, except where the failure to be in compliance would not, individually or in the aggregate, have a Material Adverse Effect; all of the outstanding shares of capital stock or equity interests, as applicable, of each of the Subsidiaries have been duly authorized and validly issued, are fully paid and non-assessable, have been issued in compliance with all applicable securities laws and were not issued in violation of any preemptive right, resale right, right of first refusal or similar right; all of the outstanding shares of capital stock or equity interests, as applicable, of each of the Subsidiaries are owned by the Company subject to no security interest, other material encumbrance or adverse claims other than security interests, as disclosed in the Prospectus or granted under the Company’s existing senior credit facility or a replacement thereof or the OP’s term loan facility or a replacement thereof; and no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligation into shares of capital stock or ownership interests in the Subsidiaries are outstanding; and the Company has no “significant subsidiaries” (as defined in Rule 1-02 of Regulation S-X under the Act), other than the OP.”

(g) The second clause of paragraph (t) of Section 2 of the Agreement is hereby deleted and replaced with the following:

“; all pro forma financial statements or data included or incorporated by reference in the Registration Statement, the Prospectus or any Permitted Free Writing Prospectus comply with the applicable requirements of the Act and the Exchange Act, and the assumptions used in the preparation of such pro forma financial statements and data are reasonable, the pro forma adjustments used therein are appropriate to give effect to the transactions or circumstances described therein and the pro forma adjustments have been properly applied to the historical amounts in the compilation of those statements and data;”

(h) Paragraph (rr) of Section 2 of the Agreement is hereby deleted and replaced with the following:

“The operations of the Company and the subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements, including those of the Currency and Foreign Transactions Reporting Act of 1970, as amended by the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “USA Patriot Act”), the applicable money laundering statutes of all jurisdictions where the Company or any of the subsidiaries conducts business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Anti-Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of the subsidiaries with respect to the Anti-Money Laundering Laws is pending or, to the knowledge of the Company, threatened.”

(i) Paragraph (t) of Section 4 of the Agreement is hereby amended by deleting “Bryan Cave LLP” and replacing it with “Bryan Cave Leighton Paisner LLP”

(j) Paragraph (d) of Section 5 of the Agreement is hereby deleted and replaced with the following:

“At the dates specified in Section 4(w) of this Agreement, the Manager shall have received from the Accountants a letter dated the date of delivery thereof and addressed to the Manager in form and substance satisfactory to the Manager.”

(k) The list of subsidiaries in Schedule C to the Agreement is hereby amended by deleting “OHI Healthcare Properties Holdco, Inc.”

(l)  The first clause of paragraph (s) of Section 4 of the Agreement is hereby deleted and replaced with the following:

“At each Representation Date, to furnish or cause to be furnished forthwith to the Manager written opinion(s) of Bryan Cave Leighton Paisner LLP, counsel to the Company, and/or with respect to matters of Maryland law, Shapiro Sher Guinot & Sandler, P.A. or their respective successors and assigns, and/or such other counsel satisfactory to the Manager (“Company Counsel”),”

(m) The Agreement is hereby amended by inserting the following as a new Section 20:

“SECTION 20. Compliance with USA Patriot Act. In accordance with the requirements of the USA Patriot Act, the Manager is required to obtain, verify and record information that identities its clients, including the Company, which information may include the name and address of its clients, as well as other information that will allow the Manager to properly identify its clients.”

Section 2. Prospectus Supplement. The Company agrees to file a 424(b) Prospectus Supplement reflecting this Amendment within two Business Days of the date hereof, limited to the number of shares available for issuance and sale under the Agreement as of the date of this Amendment.

Section 3. No Other Amendments. Except as set forth in Section 1 above, all the terms and provisions of the Agreement shall continue in full force and effect.

Section 4. Counterparts. This Amendment may be signed by the parties in one or more counterparts which together shall constitute one and the same agreement among the parties.

Section 5. Law; Construction. This Amendment and any claim, counterclaim or dispute of any kind or nature whatsoever arising out of or in any way relating to this Amendment, directly or indirectly, shall be governed by, and construed in accordance with, the internal laws of the State of New York.

[Signature Page Follows]

If the foregoing correctly sets forth the understanding between the Company and the Manager, please so indicate in the space provided below for that purpose, whereupon this Agreement and your acceptance shall constitute a binding agreement between the Company and the Manager. Alternatively, the execution of this Agreement by the Company and its acceptance by or on behalf of the Manager may be evidenced by an exchange of telegraphic or other written communications.

Very truly yours,

OMEGA HEALTHCARE INVESTORS, INC.

By:
Name:
Title:

[Signature Page to Amendment No. 1 Equity Distribution Agreement]

ACCEPTED as of the date first above written

BB&T CAPITAL MARKETS, a division of BB&T Securities, LLC

By:
Name:
Title:

[Signature Page to Amendment No. 1 Equity Distribution Agreement]

ACCEPTED as of the date first above written

CAPITAL ONE SECURITIES, INC.

By:
Name:
Title:

[Signature Page to Amendment No. 1 Equity Distribution Agreement]

ACCEPTED as of the date first above written

CREDIT AGRICOLE SECURITIES (USA) INC.

By:
Name:
Title:

[Signature Page to Amendment No. 1 Equity Distribution Agreement]

Very truly yours,

J.P. MORGAN SECURITIES LLC

Signed:

Name:

Title:

[Signature Page to Amendment No. 1 Equity Distribution Agreement]

Very truly yours,

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

Signed:

Name:

Title:

[Signature Page to Amendment No. 1 Equity Distribution Agreement]

Very truly yours,

MUFG SECURITIES AMERICAS INC.

Signed:

Name:

Title:

[Signature Page to Amendment No. 1 Equity Distribution Agreement]

Very truly yours,

MORGAN STANLEY & CO. LLC

Signed:

Name:

Title:

[Signature Page to Amendment No. 1 Equity Distribution Agreement]

Very truly yours,

RBC CAPITAL MARKETS, LLC

Signed:

Name:

Title:

[Signature Page to Amendment No. 1 Equity Distribution Agreement]

Very truly yours,

STIFEL, NICOLAUS & COMPANY, INCORPORATED

Signed:

Name:

Title:

[Signature Page to Amendment No. 1 Equity Distribution Agreement]

Very truly yours,

SUNTRUST ROBINSON HUMPHREY, INC.

Signed:

Name:

Title:

[Signature Page to Amendment No. 1 Equity Distribution Agreement]

Very truly yours,

WELLS FARGO SECURITIES, LLC

Signed:

Name:

Title:

[Signature Page to Amendment No. 1 Equity Distribution Agreement]